UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2016 (February 1, 2016)

EFACTOR GROUP CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-51569	84-1598154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Avenue of the Americas, Suite 5060

New York, NY 10036

(Address of Principal Executive Offices)

(650) 380-8280

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2016, Marion Freijsen resigned as Chief Operating Officer and as a director of EFactor Group Corp. (the “Company”), effective immediately. Ms. Freijsen's resignation did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. Freijsen’s duties will be assumed by the other members of the Company’s management team.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2016

EFACTOR GROUP CORP.

By:	/s/ Adriaan Reinders
Name: Adriaan Reinders
Title: Chief Executive Officer